GARTMORE MORLEY CAPITAL ACCUMULATION FUND
Prospectus Supplement Dated October 8, 2004
to Prospectus dated March 1, 2004
(as revised October 4, 2004)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

This Supplement updates certain information contained in the currently effective Prospectus for the Gartmore Morley Capital Accumulation Fund (the "Fund"). You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of a Prospectus, as supplemented, free of charge, by calling 1-800-848-0920.

The following supplements information under the heading "Exchanging Shares" of the Fund on page 14 and page 15 of the Prospectus.

Exchanging Shares

During the period beginning the date of this Prospectus Supplement through the end of the "Interim Period" as defined in the October 4, 2004 Prospectus Supplement, you can exchange IRA Class shares or A Class shares that you own for A Class shares of any other fund within Gartmore Funds, without having to pay any front-end sales charge. All other features of the exchange privilege described in the Fund’s current Prospectus will continue to apply, including the applicability of any contingent deferred sales charge (CDSC) which will not be payable at the time of the exchange out of the Fund into another Gartmore Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE